SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 5, 2004

TRIPATH IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22885	56-1995728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

780 Plantation Drive, Burlington, North Carolina 27215
(Address of principal executive offices and zip code)

(336) 222-9707
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     On February 5, 2004, TriPath Imaging issued a press release announcing its financial results for the quarter and year ended December 31, 2003. Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004	TRIPATH IMAGING, INC.

	By:	/s/ Stephen P. Hall
Stephen P. Hall Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of TriPath Imaging, Inc. dated February 5, 2004, reporting TriPath Imaging’s financial results for the quarter and year ended December 31, 2003.